Intangible Assets, Net - Summary of Estimated Future Amortization Expense of Intangible Asset (Detail) - Enjoy Technology Inc [Member] - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Finite Lived Intangible Assets Future Amortization Expense [Line Items]
2021		$ 100,000
2022		100,000
2023		100,000
2024		100,000
2025		100,000
Thereafter		467,000
Intangible assets, net	$ 892	$ 967	$ 1,067